UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 1, 2020

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Orbital Energy Group, Inc. (f/k/a: CUI Global, Inc.) ("Orbital Energy Group" or the "Company") with the Securities and Exchange Commission (the "SEC") on April 6, 2020 (the "Original Form 8-K").  The Original Form 8-K reported, among other things, the completion by the Company on April 1, 2020 of its acquisition of Reach Construction Group, LLC.  The acquisition was effectuated pursuant to the Equity Purchase Agreement (the “Agreement”), dated as of April 1, 2020 (the “Agreement”), between Orbital Energy Group and Brandon S. Martin (the "Seller").  Orbital Energy Group issued 2,000,000 shares of restricted common stock issued to the Seller ($1.2 million estimated fair value as of April 1, 2020) along with two seller notes for a combined total of $35 million (Adjusted to $6.5 million following preliminary working capital adjustment as of April 1, 2020) and an earn-out not in excess of $30 million ($1.1 million estimated fair value as of April 1, 2020.) The seller notes were subject to a $28.5 million preliminary working capital adjustment.

This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Reach Construction Group, LLC and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of Reach Construction Group, LLC, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

The press release is available at the Company’s website, www.orbitalenergygroup.com.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a)    Financial Statements of Business Acquired

The following financial statements of Reach Construction Group, LLC are filed as Exhibit 99.1 to this Current Report on Form 8-K/A:

(i)     Audited financial statements as of and for the year ended December 31, 2018.

(ii)   Audited financial statements as of and for the year ended December 31, 2019.

(iii)  Unaudited financial statements as of and for the three months ended March 31, 2020.

(b)   Pro Forma Financial Information

The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:

(i)  Unaudited pro forma balance sheet as of March 31, 2020

(ii)  Unaudited pro forma income statement for the year ended December 31, 2019 and the three months ended March 31, 2020.

(d)     Exhibits

Exhibit No.	Description of Exhibit
Exhibit 23.1	Consent of Smith Kesler & Company, P.A.
Exhibit 99.1	Financial Statements of Reach Construction Group, LLC
Exhibit 99.2	Pro Forma Financial Statements
Exhibit 99.3	Press release of Orbital Energy Group, Inc. f/k/a CUI Global, Inc. dated April 6, 2020, is incorporated by reference to Exhibit 99.1 to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 31st day of July 2020.

Orbital Energy Group, Inc.

(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer